SECOND AMENDMENT TO LOAN AGREEMENT


         THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") executed July 28, 1997 is among ROCK BOTTOM RESTAURANTS, INC, a Delaware corporation ("Borrower"), the LENDERS (as such term is defined in the Loan Agreement described below and amended hereby) and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association, as agent for the Lenders ("Agent").

                                    RECITALS

         A. Borrower, the Lenders and the Agent are parties to the Loan Agreement, dated as of July 2, 1996, and amended by the Amendment to Loan Agreement dated February 24, 1997 (as amended, and as it may hereafter be amended, restated or supplemented from time to time, the "Loan Agreement"), providing for a revolving line of credit Loan from the Lenders to the Borrower in the amended maximum amount of $25,000,000. Capitalized terms that are used but not defined herein have the meanings set forth in the Loan Agreement.

         B. Borrower has requested and the Lenders have agreed to increase the Maximum Loan Amount to $40,000,000, subject to the terms and conditions set forth herein.

         C. Additionally, the parties desire to add SunTrust Bank, Central Florida, N.A.("SunTrust") and UMB Bank, N.A.("UMB") as additional Lenders to the definition of Lenders, and to make certain other changes in connection therewith.

         D. The parties desire to enter into this Amendment to reflect the changes described above.

                                    AGREEMENT

         IN   CONSIDERATION  of  the  foregoing  and  other  good  and  valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Lenders and the Agent agree as follows:

1.       Amendments to Loan Agreement.

                  a. The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

                                    i. "Base Rate"  means a  per-annum  interest
                           rate equal to the Prime Rate plus a percentage ("Base Rate Spread"), which shall be adjusted on the first day of each Quarter and determined by reference to the following table based on Borrower's ratio of Funded Debt to Operating Cash Flow for the applicable Determination Period:


                             Ratio of Funded Debt to
                             Operating Cash Flow                Base Rate Spread
                             Less than 1.50 to 1                0.00%
                             1.50 to 1 up to and
                             including 2.0 to 1                 0.25%
                             Greater than 2.0 to 1              0.50%

                           The Base Rate shall be adjustable the day of any change in the Prime Rate, regardless of whether Borrower has notice of such change. The Base Rate Spread shall be automatically adjusted by either increasing or decreasing to another percentage, as appropriate, on the first day of each Quarter based on the applicable Determination Period. For purposes of determining the Base Rate Spread, the Ratio of Funded Debt to Operating Cash Flow for the Determination Period shall be based on the calculations set forth in the Compliance Certificate, subject to confirmation and adjustment by the Agent.

                                    ii.  "Consolidated"  means the consolidation
                           of any Person, in accordance with GAAP, with its properly consolidated Subsidiaries. References herein to Borrower's financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, position, condition, liabilities, etc. of Borrower and its properly consolidated Subsidiaries. For the purpose of defining Consolidated, and for no other purpose, Big River shall be included in the definition of Consolidated Subsidiaries.

                                    iii.  "Lenders" means Norwest Bank Colorado,
                           National Association ("Norwest"), First Security Bank, N.A., a national banking association (f/k/a First Security Bank of Idaho, N.A.) ("First
                           Security"), U.S. Bank (f/k/a U.S. Bank of Idaho) ("U.S. Bank"), SunTrust Bank, Central Florida, N.A., a national banking association ("SunTrust"), and UMB Bank, N.A., a national banking association ("UMB"), together with any other party that acquires an interest in the Loan and is designated as a Lender pursuant to an amendment to this Agreement. Further, any reference to West One in the Loan Agreement or any other Loan Document shall hereinafter refer to U.S.
                           Bank.

                                    iv. "LIBOR Rate" means, with respect to each
                           Interest Period, a per-annum rate equal to the Eurodollar Rate (as defined in the Notes), plus a percentage ("LIBOR Spread"), which shall be adjusted on the first day of each Quarter and determined by reference to the following table based on Borrower's ratio of Funded Debt to Operating Cash Flow for the Applicable Determination Period:

                           Ratio of Funded Debt to
                           Operating Cash Flow               LIBOR Spread
                           Less than 1.50 to 1                1.50%
                           1.50 to one up to and
                           including 2.0 to one               2.00%
                           Greater than 2.0 to one            2.50%

                           The LIBOR Spread shall be automatically adjusted by either increasing or decreasing to another percentage, as appropriate, on the first day of each Quarter based on the applicable Determination Period. For purposes of determining the LIBOR Spread, the Ratio of Funded Debt to Operating Cash Flow for the Determination Period shall be based on the calculations set forth in the Compliance Certificate, subject to confirmation and adjustment by the Agent.

                                    v. "Maturity  Date" means the earlier of (i)
                           acceleration, or (ii) July 28, 1999, subject to a one time extension in accordance with the provisions of
                           Section 2.1(i) below.

                                    vi. "Maximum Loan Amount" means $40,000,000.

                                    vii. "Notes" means the promissory notes made
                           by Borrower and evidencing the Loan, as they may be amended, restated, extended or supplemented from time to time and all notes given in substitution therefor, including, without limitation: (a) the Promissory Note from Borrower payable to Norwest dated July 2, 1996, as amended by the Amendment to Promissory Note dated February 24, 1997, and as further amended by the Second Amendment to Promissory Note dated July 28, 1997, in the amended principal amount of $10,000,000, evidencing Norwest's Percentage Interest of the Loan, (b) the Promissory Note from Borrower payable to First Security Dated July 2, 1996, as amended by the Amendment to Promissory Note dated February 24, 1997, and as further amended by the Second Amendment to Promissory Noted dated July 28, 1997 in the amended amount of $10,000,000, evidencing First Security's Percentage Interest of the Loan, (c) the Promissory Note from Borrower payable to U.S. Bank dated July 2, 1996 as amended by the Amendment to Promissory Note dated February 24, 1997 and further amended by the Second Amendment to Promissory Noted dated July 28, 1997 in the amended principal amount of $10,000,000, evidencing U.S. Bank's Percentage Interest of the Loan, (d) the Promissory Note from Borrower payable to SunTrust dated July 28, 1997 in the principal amount of $5,000,000, evidencing SunTrust's Percentage Interest of the Loan, and (e) the Promissory Note from Borrower payable to UMB dated July 28, 1997 in the principal amount of $5,000,000, evidencing UMB's Percentage Interest of the Loan and any promissory note give to any other Person that becomes a Lender after the date hereof, together with any and all renewals, extensions, amendments and changes of, or substitutions for such notes.

                                    viii.   "Percentage  Interest"  means,  with
                           respect to each of the Lenders, subject to the provisions of Section 10.10 below, the percentage interest set forth below:

                           Lender                    Percentage Interest
                           Norwest                   25%
                           First Security            25%
                           U.S. Bank                 25%
                           SunTrust                  12.50%
                           UMB                       12.50%

                  b. Section 1.1 of the Loan Agreement is further amended by deleting the definitions for "Revolving Loan Period" and "Term Loan Period" in their entirety. Additionally, all references to "Revolving Loan Period" or "Term Loan Period" in the Loan Agreement are hereby deleted.

                  c. Section 1.1 of the Loan Agreement is further amended by adding a definition for "Determination Period" to read as follows:

                  "Determination Period" means, at any given time, the four consecutive Fiscal Quarters ending immediately prior to the Fiscal Quarter immediately preceding the time at which the subject calculation or determination and adjustment is made. For example, the Determination Period for an adjustment in the LIBOR Rate to be effective on October 1, 1997, is the four-Fiscal Quarter period commencing on or about July 1, 1996 and ending on or about June 30, 1997.

                  d. Section 2.1(a) of the Loan Agreement is amended and restated in its entirety to read as follows:

                           a. Subject to the terms and conditions of this Agreement (including without limitation, the conditions stated in Section 3.1 below), each Lender severally but not jointly, agrees to make future
                           Advances to Borrower from time to time, in an aggregate principal amount not to exceed its Percentage Interest of the Loan; on the condition that at no time shall the outstanding amount of the Loan ever exceed the Maximum Loan Amount. So long as an Event of Default or an Unmatured Event of Default has not occurred, Borrower may borrow, repay and reborrow under the Notes in accordance with the terms of this Agreement.

                  e. Section 2.1(f)(ii) of the Loan Agreement is amended and restated in its entirety to read as follows:

                           (ii) The entire principal balance of the Loan together with all accrued but unpaid interest thereon and all other amounts due the Lenders pursuant to the Loan Documents are due and payable in full on the Maturity Date.

                  f. Section 2.1(h) of the Loan Agreement is hereby deleted.

                  g. Section 2.1(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                           (i) Extension of Maturity Date. Upon request of the Borrower, which request shall be made no less than 90 days and no more than 150 days prior to the Maturity Date, the Lenders may, but shall be under no obligation to, extend the Maturity Date by one year (referred to herein as an "Extension"). An Extension shall be in the sole and absolute discretion of the Lenders and shall require the unanimous approval of all Lenders. Without limiting the generality of the foregoing, an Extension shall be subject to the following terms and conditions and such other terms and conditions as the Agent may reasonably require:
                           (i) Borrower shall provide Agent a written notice requesting the Extension; (ii) there shall not exist, either on the date the Extension is requested by the Borrower or on the date the Extension becomes effective any Event of Default or Unmatured Event of Default; (iii) all of the representations and warranties contained in the Loan Documents shall be true and correct on the date the Borrower requests the Extension and on the date the Extension becomes effective; (iv) there has been no significant material adverse change in the financial condition of Borrower; (v) Borrower shall execute all documents reasonably requested by Agent in connection with the Extension; (vi) Borrower shall pay to Agent, for the benefit of each Lender in accordance with its Percentage Interest, concurrent with the Extension, an extension fee of $40,000 together with all reasonable fees and expenses incurred by Agent in connection with the Extension, and (vii) the Agent and the Lenders shall have agreed in writing to the Extension. The foregoing list of conditions to the Extension is illustrative only and shall not in any way restrict the right of the Lenders to impose additional conditions nor shall the Lenders be under any obligation to agree to the Extension even if all of the foregoing conditions have been complied with. Borrower specifically acknowledges and agrees that the Extension shall be in the sole and absolute discretion of the Lenders and that the Lenders are under no obligation to grant the Extension. In the event that the Lenders agree to the Extension, the Maturity Date shall each be extended by a period of one year.

                  g. Section 2.4 of the Loan Agreement is hereby amended by deleting the phrase "During the Revolving Loan Period" in the first sentence of the Section.

                  h. Sections 6.11(a), (b) and (c) are hereby amended and restated in their entirety to read as follows:

                           (a) Funded Debt to Operating Cash Flow. Borrower shall maintain a ratio of Funded Debt to Operating Cash Flow (determined on a Consolidated basis) of less than or equal to 2.5 to 1, calculated at the end of each Fiscal Quarter and based on such Fiscal Quarter and the three immediately preceding Fiscal Quarters.

                           (b) Fixed Charge Coverage Ratio. Borrower shall maintain a Fixed Charge Coverage Ratio (determined on a Consolidated basis) of not less than 2.25 to 1 for the period in which the applicable Fiscal Quarter ends, calculated at the end of each Fiscal Quarter and based on such Fiscal Quarter and the three immediately preceding Fiscal Quarters.

                           (c) Total Liabilities to Tangible Net Worth. The ratio of Borrower's Total Liabilities to Tangible Net Worth calculated at the end of each Fiscal Quarter shall not exceed .75 to 1 at any time during the term of the Loan.

                  i.  Notices.  The  address  for notice to Lenders  pursuant to
         Section 12.2 of the Loan Agreement is hereby amended to include the following additional addresses:

                           If to SunTrust to:

                                            SunTrust Bank, Central Florida, N.A.
                                            200 So. Orange Avenue, O-1043
                                            Orlando, Florida 32801
                                            Attention: Mr. Fritz Schutte
                                            Facsimile: (407) 237-6894

                           If to UMB to:

                                            UMB Bank, N.A.
                                            1010 Grand Boulevard
                                            Kansas City, Missouri 64106
                                            Attention:   Mr. Terry Dierks
                                            Facsimile: 816-860-7143

                  j. Exhibit D to the Loan Agreement is hereby replaced with Exhibit D attached hereto and Exhibit D attached hereto is substituted in place of Exhibit D to the Loan Agreement as locations where the Collateral is located. Borrower hereby represents, warrants and certifies that (a) each Subsidiary set forth on Exhibit D (as amended by this Amendment) conducts operations only at the locations set forth below such Subsidiary's name on Exhibit D (as amended by this Amendment) and Borrower or such Subsidiary own all of the Collateral located at such location, (b) the Collateral is not located in any location, and neither Borrower nor any Subsidiary conducts any operations in any location other than those listed on Exhibit D of the Loan Agreement (as amended by this Amendment) and (c) Borrower leases and does not own, directly or indirectly, any of the locations described on Exhibit D other than the Fee Properties.

                  k. Exhibit F to the Loan Agreement is hereby replaced with Exhibit F attached hereto and Exhibit F attached hereto is substituted in place of Exhibit F to the Loan Agreement.

2.       Additional Lenders.

                  a. From and after the date hereof, SunTrust and UMB shall be Lenders pursuant to the Loan Documents, shall be entitled to all of the rights and privileges granted to Lenders and agree to perform and abide by all the terms and conditions of the Loan Documents applicable to Lenders.

                  b. On the date of the execution hereof, each of SunTrust and UMB and, to the extent necessary, First Security and U.S. Bank, shall wire transfer to Agent their Percentage Interest of the entire outstanding amount of the Loan. Upon receipt of such amounts from SunTrust and UMB, Norwest shall wire to each of the other Lenders the payment required in order to cause each Lender to have advanced and outstanding its Percentage Interest of the entire outstanding amount of the Loan.

3. Conditions Precedent. All of Lenders' obligations under this Amendment are conditioned upon and subject to satisfaction of all of the following conditions precedent in a manner acceptable to Agent on or before July 29, 1997:

                  a. Borrower shall pay to Agent, as agent for Lenders, a restructure fee in the amount of $40,000. Such restructure fee shall be distributed between the Lenders in the following manner: Norwest:
          $20,000, First Security:  $5,000, U.S. Bank: $5,000, SunTrust: $5,000,
          and UMB: $5,000.

                  b. Borrower or the Subsidiaries, as the case may be, shall have executed and delivered this Amendment, and any and all amendments to the Note and the other Loan Documents or any other documents required by Lenders, to give effect to the amendments effected by this Amendment, including, without limitation, those documents set forth on
         Schedule 1 attached hereto and incorporated herein by this reference;

                  c. Borrower shall have delivered to Agent, as agent for the Lenders, an opinion of counsel with respect to the loan modifications effected by this Amendment and the amendments executed concurrent herewith, which opinion must be acceptable in form and substance to Agent, in Agent's reasonable discretion;

                  d. Borrower shall pay all Loan Expenses incurred by the Agent in connection with the transactions contemplated by this Amendment; and

                  e. As of the date of this Amendment, there was and is no Event of Default or Unmatured Event of Default.

                  f. Borrower shall cause Stewart Title Company or North American Title Company (as the case may be) to deliver to Lender endorsements to each of the title insurance policies issued in connection with the original closing of the Loan and the amendment of the Loan in February, 1997 (other than for the property located in the State of Texas), which title insurance endorsements shall insure that there has been no adverse change in the status of title to any real property securing the Loan (other than for the property located in the State of Texas) since February 24, 1997, and shall insure that the Deeds of Trust, as modified by the Amendments to Deeds of Trust being delivered simultaneously herewith, remain in effect as first priority liens against each of the parcels of real property encumbered by such Deeds of Trust (subject to Permitted Liens).

4. Further Assurances. Borrower shall execute all documents and instruments and take all actions or cause any other party to execute all documents and instruments and take all actions as the Agent may reasonably require to effect the transactions contemplated by this Amendment.

5. Representations and Warranties. Borrower hereby certifies to the Lenders that as of the date of this Amendment (taking into consideration the transactions contemplated by this Amendment), all of Borrower's representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects, and no Event of Default or Unmatured Event of Default has occurred under any Loan Document (as amended concurrent herewith). Without limiting the generality of the foregoing, Borrower represents and warrants to the Lenders that the execution and delivery of this Amendment has been authorized by all necessary action on the part of Borrower, that each person executing this Amendment on behalf of Borrower is duly authorized to do so, and that this Amendment constitutes the legal, valid, binding and enforceable obligation of Borrower (subject to the same limitations of enforceability as set forth in the Loan Agreement).

6.       Loan Documents.

                  a. The Lenders, the Agent, and the Borrower agree that all of the Loan Documents shall be amended to reflect the amendments set forth herein.

                  b. All references in any document to the Loan Agreement hereafter refer to the Loan Agreement as amended pursuant to this Amendment.

                  c. All references in the Loan Agreement to the Loan Documents, or any particular Loan Document, hereby refer to such Loan Documents as amended pursuant to the amendments executed concurrent herewith.

7. Continuation of the Loan Agreement Except as specified in this Amendment, the provisions of the Loan Agreement remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Loan Agreement, the terms of this Amendment control.

8.       Miscellaneous.

                  a. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

                  b. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  c. This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.

                  d. Time is of the essence hereof with respect to the dates, terms and conditions of this Amendment and the documents to be delivered pursuant hereto.

                  e. This Amendment constitutes the entire agreement between Borrower, the Agent, and the Lenders concerning the subject matter of this Amendment. This Amendment may not be amended or modified orally, but only by a written agreement executed by Borrower, the Agent and the Lenders and designated as an amendment or modification of the Loan Agreement.

                  f. If any provision of this Amendment is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Amendment shall not be impaired thereby.

                  g. The section headings herein are for convenience only and shall not affect the construction hereof.

                  h. Execution of this Amendment is not intended to and shall not constitute a waiver by the Lenders of any Event of Default or Unmatured Event of Default.

         EXECUTED as of the date first set forth above.

LENDERS:                   NORWEST BANK COLORADO, NATIONAL ASSOCIATION,
                                    a national banking association

                                   By: /s/KAREN I. HARDY
                                      ---------------------------
                                        Karen I. Hardy
                                        Vice President

                                    FIRST SECURITY BANK, N.A., a
                                    national banking association
                                    (f/k/a First Security Bank of Idaho, N.A.)


                                    By:/s/ MARY MONROE
                                       --------------------------
                                        Mary Monroe
                                        Vice President

                                    U.S. BANK (f/k/a U.S. Bank of Idaho)


                                    By:/s/ JAMES HENKEN
                                       --------------------------
                                        James Henken
                                        Vice President

                                    SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                    By:/s/
                                       --------------------------
                                    Name:
                                    Title:

                                    UMB BANK, N.A.


                                    By:/s/
                                       --------------------------
                                    Name:
                                    Title:

AGENT: NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association


                                    By:/s/ KAREN I. HARDY
                                       --------------------------
                                        Karen I. Hardy
                                        Vice President

BORROWER:                   ROCK BOTTOM RESTAURANTS, INC., a
                            Delaware corporation


                                    By:/s/ WILLIAM S. HOPPE
                                       ---------------------------
                                        William S. Hoppe
                                        Executive Vice President and
                                        Chief Financial Officer